SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
October 27, 2003

LSB FINANCIAL CORP.

(Exact name of Registrant as specified in its Charter)

Indiana	0-25070	35-1934975
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

101 Main Street, Lafayette, Indiana	47901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 742-1064

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ITEM 12.  Results of Operation and Financial Condition

            On October 27, 2003, the Registrant issued its earnings release for the quarterly period ended September 30, 2003. The earnings release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LSB FINANCIAL CORP.

Date: October 27, 2003	By: /s/ Mary Jo David Mary Jo David, Treasurer (Principal Financial and Accounting Officer)

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EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release Dated October 27, 2003.